Exhibit 99.1

Fortress Biotech Announces Pricing of $13.9 Million Registered Direct Offering Priced At-the-Market under Nasdaq Rules

Miami, FL – February 8, 2023 – Fortress Biotech, Inc. (Nasdaq: FBIO) (“Fortress” or “Company”), an innovative biopharmaceutical company focused on efficiently acquiring, developing and commercializing or monetizing promising therapeutic products and product candidates, today announced that it has entered into definitive agreements for the issuance and sale of 16.6 million shares of its common stock in a registered direct offering priced at-the-market under Nasdaq rules. The purchase price of each share is $0.835.

Certain directors and officers of the Company participated in the offering and purchased an aggregate amount of approximately $3.3 million of Fortress common stock at the same purchase price of $0.835 per share, which is at a premium to the consolidated closing bid price under Nasdaq rules.

In a concurrent private placement, investors in the registered direct offering will also receive a pro rata right to acquire, in the aggregate, securities exercisable into approximately 3.5% of the outstanding shares of common stock in each of the Company’s next 20 new operating subsidiaries (the “Contingent Subsidiary Securities”). The Contingent Subsidiary Securities will only be issued to the extent such a new operating subsidiary first consummates a specified corporate development transaction within the next five years, and will be exercisable immediately upon issuance, with an exercise period of 10 years, at an exercise price equal to the fair market value of one share of common stock of the subsidiary on the date of the corporate development transaction. The issuance of the rights and Contingent Subsidiary Securities are conditioned on the approval of the Company’s stockholders to the extent required by Nasdaq Listing Rule 5635.

H.C. Wainwright & Co. is acting as exclusive placement agent for the offering.

The offering is expected to close on or about February 10, 2023, subject to the satisfaction of customary closing conditions. The gross proceeds from the offering are expected to be approximately $13.9 million. Fortress expects to use the net proceeds from the offering for general corporate purposes and working capital.

The Fortress common stock is being offered in the registered direct offering by Fortress pursuant to a shelf registration statement on Form S-3 (File No. 333-258145) that was previously filed with the Securities and Exchange Commission (“SEC”) on July 23, 2021, and subsequently declared effective on July 30, 2021. The Fortress common stock is being offered in the registered direct offering only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. A final prospectus supplement and the accompanying base prospectus relating to, and describing the terms of, the registered direct offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Electronic copies of the final prospectus supplement and the accompanying base prospectus relating to the registered direct offering, when available, may also be obtained by contacting H.C. Wainwright & Co., LLC, at 430 Park Ave., New York, New York 10022, by telephone at (212) 856-5711, or by email at placements@hcwco.com.

The offer and sale of Contingent Subsidiary Securities and the securities issuable thereunder in the private placement have not been registered under the Securities Act of 1933, as amended (“Securities Act”), or any state securities laws, and are being made pursuant to an exemption from registration provided under Section

4(a)(2) of the Securities Act.  Accordingly, such Contingent Subsidiary Securities and the securities issuable thereunder in the private placement may not be reoffered or resold in the United States except pursuant to an effective registration statement with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities in this offering, nor shall there by any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Fortress Biotech

Fortress Biotech, Inc. (“Fortress”) is an innovative biopharmaceutical company focused on acquiring, developing and commercializing high-potential marketed and development-stage drugs and drug candidates. The company has eight marketed prescription pharmaceutical products and over 30 programs in development at Fortress, at its majority-owned and majority-controlled partners and subsidiaries and at partners and subsidiaries it founded and in which it holds significant minority ownership positions. Such product candidates span six large-market areas, including oncology, rare diseases and gene therapy, which allow it to create value for shareholders. Fortress advances its diversified pipeline through a streamlined operating structure that fosters efficient drug development. The Fortress model is driven by a world-class business development team that is focused on leveraging its significant biopharmaceutical industry expertise to further expand the company’s portfolio of product opportunities. Fortress has established partnerships with some of the world’s leading academic research institutions and biopharmaceutical companies to maximize each opportunity to its full potential, including AstraZeneca plc, City of Hope, Fred Hutchinson Cancer Center, St. Jude Children’s Research Hospital, Nationwide Children’s Hospital and Sentynl Therapeutics, Inc. For more information, visit www.fortressbiotech.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. As used below and throughout this press release, the words “we”, “us” and “our” may refer to Fortress individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to the completion of the offering, the satisfaction of customary closing conditions related to the offering and the anticipated use of proceeds therefrom, the receipt of stockholder approval in connection with the Contingent Subsidiary Securities to the extent required, as well as our growth strategy and product development programs, ability to generate shareholder value, ability of our products to receive necessary approvals, including FDA, ability of our products and therapies to help treat patients and any other statements that are not historical facts. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: market and other conditions, risks relating to our growth strategy; our ability to obtain, perform under and maintain financing and strategic agreements and relationships, including the entry into any specific corporate development transactions; risks relating to the results of research and development activities; uncertainties relating to preclinical and clinical testing; risks relating to the timing of starting and completing clinical trials, including disruptions that may result from hostilities in Europe; our dependence on third-party suppliers; risks relating to the COVID-19 outbreak and its potential impact on our employees’ and consultants’ ability to complete work in a timely manner and on our ability to obtain additional financing on favorable terms or at all; our ability to attract, integrate and retain key personnel; the early stage of products under development; our need for substantial additional funds; government regulation; patent and intellectual property matters; competition; our compliance with applicable Nasdaq listing standards; as well as other risks described in our SEC filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Company Contact:

Jaclyn Jaffe

Fortress Biotech, Inc.

(781) 652-4500

ir@fortressbiotech.com

Media Relations Contact:

Tony Plohoros

6 Degrees

(908) 591-2839

tplohoros@6degreespr.com